Prospectus
Dated September 11, 2009

EM CAPITAL INDIA GATEWAY FUND

The Fund seeks long-term capital growth by investing in a diversified portfolio of securities issued by Indian and India-related companies including mid and small cap Indian companies.

EM CAPITAL MANAGEMENT, LLC

Investment Adviser
www.emcapitalfunds.com
Toll-Free: 1-866-611-4967

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY

Investment Objective

Principal Investment Strategies

Principal Risks

PERFORMANCE

FEES AND EXPENSES

Shareholder Fees

Annual Fund Operating Expenses

INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

MANAGEMENT OF THE FUND

Investment Adviser

Portfolio Managers

NET ASSET VALUE

HOW TO PURCHASE SHARES

REDEMPTIONS

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

MARKET TIMING

DISTRIBUTION OF SHARES

FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

See the Fund’s Notice of its Privacy Policy on the last page of this Prospectus.

Cover photo:  The Gateway to India and Taj Mahal Palace Hotel Tower

The Gateway of India  is a monument in Mumbai, India. Located on the waterfront in South Mumbai, the Gateway is a basalt arch 26 meters high.  In earlier times, the Gateway was the monument that visitors arriving by boat would have first seen in the city of Bombay.

History

The Writing on the Gateway of India which reads "Erected to commemorate the landing in India of their Imperial Majesties King George V and Queen Mary on the Second of December MCMXI".

The Gateway of India was built to commemorate the visit of King George V and Queen Mary to Bombay, prior to the Durbar in Delhi in December 1911. The foundation stone was laid on March 31, 1911 by the Governor of Bombay Sir George Sydenham Clarke, with George Wittet's final design sanctioned in August 1914. Between 1915 and 1919 work proceeded on reclamations at Apollo Bundar for the land on which the gateway and the new sea wall would be built. The foundations were completed in 1920, and construction was finished in 1924. The Gateway was opened on December 4, 1924 by the Viceroy, the Earl of Reading.

The last British troops to leave India, the First Battalion of the Somerset Light Infantry, passed through the Gateway in a ceremony on February 28, 1948.

Taj Mahal Palace Hotel Tower

In stark contrast to the Gateway to India is the Tower building of the Taj Mahal Palace Hotel directly across the street from the Gateway monument.  The Taj Mahal Palace Hotel is considered one of Mumbai’s most prestigious and deluxe hotels owned by the Taj chain, founded by India’s famous Tata industrialist family.  The hotel is known for its breathtaking interior garden swimming pool, fine restaurants and exemplary service.

RISK/RETURN SUMMARY

This Prospectus describes the EM Capital India Gateway Fund (the “Fund”), a diversified series of Northern Lights Fund Trust (the “Trust”), an open-end investment management company.  This section briefly describes the investment objective, principal investment strategies, and principal risks of the Fund.

Investment Objective

The Fund seeks long-term capital growth and income by investing primarily in a diversified portfolio of securities issued by Indian and India-related companies.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in publicly-traded common stocks, preferred stocks and convertible stocks of Indian companies listed on Indian stock exchanges, as well as in India-related companies listed on global stock exchanges.     Indian companies are those companies that are organized under the laws of, or with a principal office in, or for which the principal trading market for their securities is in India.  India-related companies are those companies that derive 50% or more of their revenues or profits from operations in India.

The Fund is structured to provide greater tax-efficiency for U.S. investors by eliminating the 15% Indian short-term capital gains tax that would otherwise be withheld in India and not available for distribution to U.S. investors.  The Fund achieves this tax efficiency by making its investments in Indian companies by investing through EM Capital India Gateway (Mauritius), Ltd., a special purpose limited liability corporation registered in Mauritius, (“SPV”) that was formed solely for the purpose of facilitating the Fund's purchase of Indian securities directly in the Indian markets and that is regulated by the Securities and Exchange Board of India ("SEBI").  To the extent the Fund invests in Indian companies, it currently intends to invest exclusively through the SPV.

The Fund’s investment adviser selects investments that it believes offer superior prospects for growth based on its fundamental analysis and in-country qualitative assessment of the companies.  The Fund invests in companies with a broad range of market capitalizations which may include small- and mid-cap Indian companies.  The Fund expects to invest at least 50% of its assets in the securities of small- and mid-cap Indian companies.  The investment adviser believes that by investing a significant portion of the Fund's assets in mid and small-cap Indian companies the Fund will benefit by investing early in lesser-known, high-growth companies that may provide higher long-term returns to the Fund.  Small and mid-cap Indian companies are defined as Indian companies with market capitalizations at the time of investment of less than $1.5 billion.

Principal Risks

Many factors affect performance and the Fund cannot guarantee that it will achieve its investment objectives.  When you redeem your shares of the Fund, they could be worth more or less than what you paid for them.  As a result, an investor could lose money on an investment in the Fund.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  The Fund is subject to the following principal risks:

o

Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, Indian national and international economic conditions and general market conditions.  The Fund’s share price (and returns) can be extremely volatile.

o

Risks of Investing Primarily in India. The Fund will invest primarily in Indian and India-related securities. The value of the Fund's investments may therefore be adversely affected by political and social instability in India and by changes in economic or taxation policies in the country. Investments in Indian securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in India. India is considered to still be an emerging market nation and, as a result, has historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. In addition, there may be a risk of the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, liquidity issues, regulatory differences, accounting differences, lesser shareholder rights, government intervention in the economy and economic, political or social instability, and diplomatic developments that could affect investments in India.

o

Small- And Mid-Sized Company Risk. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Mid-sized company risk is the possibility that the securities of medium-sized companies may under certain market conditions be more volatile and more speculative than the securities of larger companies.  Market capitalization of a company is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, limited access to capital and may lack management experience. Those factors also increase risks and make those companies more likely to fail than companies with larger market capitalizations.

o

Foreign Securities Risk. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. Also, certain investments in foreign securities also may be subject to foreign withholding taxes.

o

Overseas Exchanges Risk. The Fund will engage in transactions on a number of overseas stock exchanges. It is possible that market practices relating to clearance and settlement of securities transactions and custody of assets can pose increased risk to the Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund's net asset value per share ("NAV")).

o

Foreign Currency Risk. Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

o

Currency Hedging Risk. The Fund may engage in various investments that are designed to hedge the Fund's foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

o

Portfolio Turnover Risk. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Who May Want to Invest?

Consider investing in the Fund if you are:

o

investing for a long-term goal such as retirement (five year or longer investment horizon)

o

looking to add a focused international component to your portfolio

o

willing to accept higher risks of investing in the extremely volatile Indian stock market in exchange for potentially higher long term returns

This Fund will not be appropriate for someone:

o

seeking monthly income

o

pursuing a short-term goal or investing emergency reserves

o

seeking safety of principal

PERFORMANCE

Risk/Return Bar Chart and Table

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows the Class A shares total return during its first full calendar year of operations (without sales load).  The total return for Class I shares would be higher. The performance table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund's past performance (before and after taxes) does not necessarily reflect how the Fund will perform in the future.

The Fund was reorganized on September 5, 2008 from a series of The Coventry Funds Trust, a Massachusetts business trust (the “Predecessor Fund”) to a series of Northern Lights Fund Trust, a Delaware statutory trust.  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund.

Performance Bar Chart For Calendar Year Ended December 31,

Best Quarter:	3rd Quarter 2008	(13.35)%
Worst Quarter:	4th Quarter 2008	(37.85)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2008)

	One Year	Since Fund Inception(1)
Class A Return before taxes	(72.14)%	(50.10)%
Return after taxes on distributions (2)	(72.29)%	(50.28)%
Return after taxes on distributions and sale of Fund shares (2)	(46.80)%	(41.46)%
Bombay Stock Exchange 100 Index(3)	(63.82)%	(37.62)%
Class I Return before taxes	(69.83)%	(47.16)%

(1) The inception date of the Fund is July 23, 2007.

(2) After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Bombay Stock Exchange 100 (BSE 100) Index is a free float adjusted market capitalization weighted index of the 100 largest market cap stocks listed on the Bombay Stock Exchange.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%(1)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	1.00%(2)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)(3)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(4)	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees (5)	0. 25%	1.00%	None
Other Expenses(6)	97.18%	97.18%	97.18%
Acquired Fund Fees and Expenses(7)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	98. 64%	99.39%	98.39%
Fee Waiver(8)	96.93%	96.93%	96.93%
Annual Fund Operating Expenses after Fee Waiver and/or Expense Limitation	1.71%	2.46%	1.46%

Example

This example is intended to help you compare the cost of investing in the Fund’s shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same (except for year 1).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 665	$ 1,071	$1,502	$2,698
Class C Shares	$ 249	$ 828	N/A	N/A
Class I Shares	$ 149	$ 525	$ 926	$ 2,048

(1)

You may pay a reduced sales charge on large purchases. See “How to Reduce Your Sales Charge” in this Prospectus.

(2)

Purchases of $1 million or more do not pay a front-end sales charge but may pay a 1.0 0% contingent deferred sales charge if they are redeemed within 12 months of their purchase and a dealer’s commission was paid.

(3)

The Fund charges a fee of 2.00% on redemptions of shares held less than 90 days.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions.  There is a $15 wire transaction fee for redemptions made by wire.

(4)

The Fund's investment management fee is reduced as net assets in the Fund increase, as follows: 1.20% of the first $500 million in net assets; 0.90% of the next $500 million; 0.80% of the next $500 million; 0.70% of the next $500 million; 0.65% of the next $1 billion; and 0.60% of net assets over $3 billion.

(5)

Shareholders of the Fund’s Class A shares pay annual 12b-1 expenses of up to 0.50%.  Currently, the Fund’s Class A shares intend to pay 12b-1 fees at an annual rate of up to 0.25%.  Class A Shareholders will receive advance notice of any increase.

(6)

These expenses include custodian, transfer agency, shareholder servicing, and other direct fund expenses, as well as the dividend expense on securities sold short and have been restated to reflect fees charged by current service providers.

(7)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.

(8)

The adviser has contractually agreed to reduce its fees and to reimburse expenses to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) will not exceed 1.70% for Class A shares, 2. 45% for Class C shares and 1. 45% for Class I shares at least until September 30, 2010, or 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class I shares at least until September 30, 2019.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is to seek long-term capital growth and income by investing primarily in a diversified portfolio of securities issued by Indian and India-related companies.

Policies and Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in publicly-traded common stocks, preferred stocks and convertible stocks of Indian companies listed on Indian stock exchanges, as well as in India-related companies listed on global stock exchanges.  The Fund is structured to provide greater tax-efficiency for U.S. investors by eliminating the 15% Indian short-term capital gains tax that would otherwise be withheld in India and not available for distribution to U.S. investors.  The Fund makes its investments in Indian companies by investing through EM Capital India Gateway (Mauritius), Ltd., a special purpose limited liability corporation registered in Mauritius, (“India Gateway”) that was formed solely for the purpose of facilitating the Fund's purchase of Indian securities directly in the Indian markets.  India Gateway is regulated by the Securities and Exchange Board of India ("SEBI").  Investing through India Gateway provides the Fund with a tax efficient method of investing in the Indian stock market through local Indian brokers.  Investing directly through Indian brokers provides the Fund access to a wide selection of small- and mid-cap Indian companies consistent with the Fund's investment strategies.

The Fund invests in companies with a broad range of market capitalizations and industries which may include small- and mid-cap Indian companies.  The Fund expects to invest at least 50% of its assets in the securities of small- and mid-cap Indian companies.  Small and mid-cap Indian companies for these purposes are Indian companies with market capitalizations at the time of investment of less than $1.5 billion.  The Indian equity market currently comprises approximately 6,000 companies listed on the Indian stock exchanges.  By allocating a portion of its assets to Indian mid-cap and small-cap stocks, the Fund will invest in Indian companies that may experience higher growth rates than larger Indian companies and may provide the Fund with the opportunity to experience greater capital appreciation over time.

EM Capital Management, LLC (the "Adviser") believes that deep local-market knowledge is important for long-term success in emerging markets, particularly in a large and complex country such as India.  In-country research is performed by the Adviser's New Delhi-based Co-Portfolio Manager and research analysts.  The Adviser also believes its presence in India's capital provides greater insights into national policy and regulatory changes that impact investing in India.  In addition, the Adviser may consult with its panel of senior advisors comprising securities markets experts, leading corporate senior executives, academics and policy-makers.

The Adviser makes investment decisions based upon fundamental company research and analysis using financial data and information obtained from numerous sources.  The Adviser evaluates fundamental company data, including earnings and profitability The Adviser analyzes both fundamental and investor sentiment indicators for individual Indian companies to identify a small subset of promising investment candidates. The promising candidates are selected from a range of industries, and consist of some larger, well-established firms and some smaller, less well-known firms, that the Adviser forecasts to have higher earnings growth and liquidity than their peers.  The Adviser then subjects attractive candidates to an in-country qualitative assessment and due diligence process prior to recommendation for inclusion in the Fund.  The due diligence process considers information such as the quality of management, analysis of key drivers of the Indian economy and sectoral growth trends, and other unique aspects of the target company that the Adviser believes may be overlooked by the market.  The Adviser also looks at the relationship of any prospective sale or purchase in terms of the overall contribution to both risk and return of the Fund, including tax considerations, based on both quantitative and qualitative factors.  Based upon all of these factors the decision to invest or sell is made by the Adviser.

Consistent with the Fund's investment objective, the Fund:

o

may invest in the following types of equity securities: common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, warrants and any rights to purchase common stocks

o

may invest in fixed income securities consisting of corporate notes, bonds and debentures

o

may invest in initial public offerings and shares offered prior to the commencement of public offerings

o

may invest in sponsored and unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs)

o

may invest in unregistered or restricted securities of public companies

o

may invest in foreign currency transactions including forward contracts, options and swaps

o

may invest in futures contracts and options thereon

o

may invest in foreign government obligations and supranational obligations

o

may invest in call options and put options

o

may invest in restricted and illiquid securities

o

may invest in commercial paper

o

may engage in repurchase transactions and reverse repurchase transactions

o

may invest in securities of other investment companies including exchange traded funds

o

may invest in short-term money market instruments and bank obligations

o

may invest in U.S. Treasury securities including Treasury bills, Treasury notes and Treasury bonds

o

may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government

o

may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may temporarily invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies and regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is EM Capital Management, LLC (www.emcapitalmanagement.com), located in the United States at 920 Country Club Drive, Suite 1-E, Moraga, California 94556. EM Capital Management, LLC also has offices in New Delhi, India, through its domestic affiliate, EM Capital India Advisory Private, Limited.  EM Capital Management, LLC manages assets for private (unregistered funds) and consults on emerging markets and frontier markets investments.  The investment adviser manages the Fund's investments and provides the Fund with operating facilities under the direction of the Board of Trustees.

Mr. G. N. Bajpai, former Chairman of the Securities Exchange Board of India (“SEBI”), serves as Senior Advisor to EM Capital Management, LLC.  Prior to serving as Chairman of SEBI, Mr. Bajpai was the Chairman of Life Insurance Corporation of India, India's largest insurance company.  Mr. Bajpai is a director of several publicly traded Indian companies and is the Chairman of Future Generali India Life Insurance Co. Ltd.  Future Generali India Life Insurance Co. Ltd. is the life insurance joint venture of Generali Group of Italy & Future Group of India. He is not involved in the day-to-day management of the Fund.

As compensation for its advisory and management services to the Fund, the investment adviser receives an annual fee that is computed and accrued daily and payable monthly. The investment advisory fee paid by the Fund on an annual basis based on the net assets of the Fund is as follows: 1.20% of the first $500 million; 0.9 0% of the next $500 million; 0.80% of the next $500 million; 0.70% of the next $500 million; 0.65% of the next $1 billion; and 0.60% of the net assets over $3 billion. The adviser has contractually agreed to reduce its fees and to reimburse expenses to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) will not exceed 1.70% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares at least until September 30, 2010, or 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class I shares at least until September 30, 2019.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Information regarding the factors considered by the Board of Trustees of the Fund in connection with their approval of the Investment Advisory Agreement with respect to the Fund is provided in the Fund's Annual Report to Shareholders for the fiscal period ended December 31, 2008.

Portfolio Managers

The following individuals serve as portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

o

S eth R. Freeman.  Mr. Freeman is a co-founder of EM Capital Management, LLC and has served as Portfolio Manager of the Fund since its inception.  Mr. Freeman is the Chief Executive Officer and is based in the Adviser's Northern California office.  Prior to co-founding the Adviser in 2003, Mr. Freeman founded and has served as the Chief Executive Officer and founder of EM Capital, Inc., an international financial and investment advisory firm specializing in emerging markets, focused on India and Latin America.  From 1996 to 1997, Mr. Freeman served as Senior Emerging Markets consultant to Barr Rosenberg Investment Management.  Mr. Freeman holds an MBA in International Management from Thunderbird, the American Graduate School of International Management and a BA in Management from St. Mary's College of California.  Mr. Freeman is a Certified Insolvency and Restructuring Advisor (CIRA).  He is a frequent speaker and lecturer on issues of emerging markets investment and fund management.

o

Rajiv Shastri .  Mr. Shastri recently joined EM Capital Management, LLC and serves as the Fund’s new Mumbai-based Co-portfolio Manager.  Mr. Shastri is a licensed Chartered Accountant.  Prior to joining EM Capital Management, LLC, from September 2006 until December, 2008, Rajiv was employed by Lotus India Asset Management Limited as Head of Business Development and Strategic Initiatives and Head of Alternative Business.  At Lotus, he was responsible for new product design and management. From January 2005 to June 2006, Rajiv was the CEO of Sahara Mutual Funds, a mutual fund company based in Mumbai, India.  From January 2004 to January 2005 he was employed by ABN AMRO Mutual Funds as Head of Debt Markets responsible for launching new debt mutual fund products.  From January 2000 to January 2004, he held various positions at HDFC Mutual Funds including Fund Manager of HDFC Income Fund, and later as Head of Debt Markets.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio manager s , and the portfolio managers ’ ownership of Fund shares.

NET ASSET VALUE

Shares of the Fund are sold at net asset value (“NAV”).  The NAV of the Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.   Because the Fund invests in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a security in the Fund, particularly foreign securities, occurs after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

EM Capital India Gateway Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-866-611-4967

Choosing a Class of Shares

The Fund currently offers Class A shares Class C shares and Class I Shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

•

how much you intend to invest;

•

the sales charge and total operating expenses associated with owning each class; and

•

whether you qualify for a reduction or waiver of any applicable sales charges (see “How to Reduce Your Sales Charge” below).

Each investor’s considerations are different.  You should speak with your investment dealer to help you decide which class of shares is best for you.   Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund, at net asset value with the following front end sales charges (“FESC”) based on the amount of purchase:

Amount Invested	Sales Charge as a% of Offering Price	Sales Charge as a% of Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	4.50%
$50,000 but less $100,000	4.00%	4.17%	3.65%
$100,000 but less than $250,000	3.75%	3.90%	3.40%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

Northern Lights Distributors, LLC is the Fund’s distributor. The distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: For sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

Minimum and Additional Investment Amounts

For Class A and C shares, the minimum initial investment to open an account is $1,000 for regular accounts and $500 for retirement plans (e.g., tax-deferred retirement programs, IRAs, etc.).  The minimum subsequent investment for Class A and C shares is $100 for regular accounts and retirement plans.  The minimum amount for all automatic investment programs is $100.  The minimum initial investment for shares of all Class I account types is $100,000.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive or reduce the investments under certain circumstances.  The Fund may change the investment minimums at any time.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the “EM Capital India Gateway Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

  the name of the Fund; and the share class to be purchased.

  the dollar amount of shares to be purchased;

  a completed purchase application or investment stub; and

  check payable to “EM Capital India Gateway Fund.”

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-611-4967 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month or quarter into your established Fund account.  Please contact the Fund at 1-866-611-4967 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-866-611-4967 the most current listing and appropriate disclosure documentation on how to open a retirement account.

How to Reduce Your Sales Charge

Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment.  Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse, parents and children) may combine your Fund holdings to reduce your sales charge.

Rights of A ccumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Fund that you already own.  In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Fund that you own.  The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent.  Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period.  At your written request, Class A Share purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares.  If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge.  In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

1)

The Fund's distributor or any of its affiliates;

2)

Trustees or officers of the Fund;

3)

Officers, directors and employees of the Adviser and their immediate families;

4)

Employees of investment dealers and registered investment advisers authorized to sell the Fund;

5)

Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) that have received authorization from the Distributor;

6)

Accounts that are held with certain selected financial intermediaries that have entered into service agreements that have received authorization from the Distributor.

Sales Charge Exceptions

You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Class C Shares

Class C shares are sold without any initial sales charge or contingent sales charge.

Class I Shares

Class I Shares are sold without any initial sales charge to the following:

1)

Accounts for which the Adviser or any of its affiliates act as fiduciary, agent, investment adviser or custodian and clients of the Adviser’s affiliates.

2)

Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with a minimum initial investment of $100,000 that have received authorization from the Distributor.

3)

Advisory clients of a registered investment adviser with a fee-based asset management account.

4)

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Adviser.

For these purposes, ‘‘immediate family’’ is defined to include a person’s spouse, parents and children. The initial investment minimum may be waived for persons affiliated with the Adviser and its affiliated entities.

REDEMPTIONS

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
EM Capital India Gateway Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-866-611-4967

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-866-611-4967.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets).  The securities will be chosen by the Fund and valued at the Fund’s NAV.  A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $5,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-866-611-4967.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” (as described below), it will issue a check based on the next determined NAV following your redemption request.  Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date.  This procedure is intended to protect the Fund and its shareholders from loss.

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $500 and there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $500 or you initiate activity in the account within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance  drops below $500 due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gain annually, typically in December.  The distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and you; see the Statement of Additional Information for a more detailed discussion.  You are urged to consult your tax advisers.   This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  You should consult your own tax adviser to determine the tax consequences of owning the Fund’s shares.

MARKET TIMING

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

•

assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices.  There can be no guarantee that the Fund will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.  If the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  Upon instructions from the Adviser, the service providers will take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Class A and C shares of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan allows the Class A and C shares of the Fund to use part of its assets for the sale and distribution of shares, including advertising, marketing and other promotional activities.  The Plan also allows the Class A and C shares of the Fund to pay for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the Distributor to provide these services.

Under the Plan, the Class A shares of the Fund may incur expenses on an annual basis of up to 0.50% of the ‘Class A shares’ average net assets, and the Class C shares of the Fund may incur expenses on an annual basis of up to 1.00% of the ‘Class C shares’ average net assets.  Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its affiliates, and the Fund’s adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales, list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

[THIS SPACE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance.  The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in a class of the Fund, assuming reinvestment of all dividends and distributions. The information is derived from the Fund’s financial statements audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s December 31, 2008 annual report, which is available upon request.  The information for the periods ended December 31, 2007 was audited by another firm.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CLASS A		CLASS I
	Year	Period	Year	Period
	Ended	Ended	Ended	Ended
	December 31, 2008	December 31, 2007*	December 31, 2008	December 31, 2007*
Net Asset Value, Beginning of Period	$ 13.19	$ 10.00	$ 13.22	$ 10.00
Increase From Operations:
Net investment income (loss) (a)	(0.08)	0.05	(0.04)	0.10
Net gain (loss) from securities
(both realized and unrealized)	(9.24)	3.14	(9.16)	3.12
Total from operations	(9.32)	3.19	(9.20)	3.22
Distributions to shareholders from:
Net investment income	(0.04)	-	(0.04)	-
Net realized gains	(0.07)	-	(0.07)	-
Total distributions	(0.11)	-	(0.11)	-
Redemption fees	0.05	-	0.02
Net Asset Value, End of Period	$ 3.81	$ 13.19	$ 3.93	$ 13.22
Total Return (b) (d)	(70.69)%	31.90%	(69.83)%	32.20%
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 127	$ 296	$ 1	$ 3
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	176.01%	374.21%	424.11%	374.23%
net of waivers/reimbursement (c)	2.30%	2.23%	1.80%	1.77%
Ratio of net investment income (loss)
to average net assets (c)	(0.99)%	1.48%	(0.49)%	2.01%
Portfolio turnover rate (d)	131%	10%	131%	10%

*July 23, 2007 (commencement of operations) through December 31, 2007.

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.  Total returns do not include any sales or redemption charges.

(c) Annualized for periods less than one year.

(d) Not Annualized.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

This page is not a part of the Prospectus

EM CAPITAL INDIA GATEWAY FUND

SHARE CLASS	SYMBOL	CUSIP
A Shares:	EMINX	66537T349
C Shares:	N/A	66537T331
I Shares:	EMIIX	66537T323

Investment Adviser	EM Capital Management, LLC 920 Country Club Drive, Suite 1-E Moraga, California 94556 Tel: 925-376-8700 info@emcapitalmanagement.com www.emcapitalmanagement.com
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Bank of New York One Wall Street, 25th Floor, New York, NY 10286
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Independent Registered Public Accounting Firm	Briggs, Bunting & Dougherty, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated September 11, 2009 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, shareholder reports or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-866-611-4967 or visit www.emcapitalfunds.com.  You may also write to:

EM Capital India Gateway Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC’s Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File #811-21720

EM Capital India Gateway Fund

4020 South 147th St. • Suite 2 • Omaha, NE 68137

1-866-611-4967